ROBECO INVESTMENT FUNDS

                   ROBECO BOSTON PARTNERS Large Cap Value Fund
                    ROBECO BOSTON PARTNERS Mid Cap Value Fund
                 ROBECO BOSTON PARTNERS Small Cap Value Fund II
                    ROBECO BOSTON PARTNERS All-Cap Value Fund
                  ROBECO BOSTON PARTNERS Long/Short Equity Fund

                         Supplement dated March 1, 2005
                     to Prospectuses dated December 31, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

CLOSING OF THE ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND.

         As of the date of this supplement, the total assets of the ROBECO BOSTON PARTNERS Long/Short Equity Fund (the "Fund") are approximately $95 million. When the total assets of the Fund reach $100 million, Boston Partners Asset Management, L.L.C. (the "Adviser") will close the Fund to new investments. The Fund will continue to be offered to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

          a. persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company,

          b. existing and future clients of financial advisers and planners whose clients already hold shares of the Fund, and

          c.   employees of the Adviser and their spouses, parents and children.

Other persons who are shareholders of the ROBECO BOSTON PARTNERS Large Cap Value Fund, ROBECO BOSTON PARTNERS Mid Cap Value Fund, ROBECO BOSTON PARTNERS Small Cap Value Fund II, and ROBECO BOSTON PARTNERS All-Cap Value Fund are not permitted to acquire shares of the closed Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.